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                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent

The Board of Directors
DaVita Inc.:

We consent to the use of our reports dated February 28, 2002, included in the DaVita Inc. annual report on Form 10-K for the year ended December 31, 2001, incorporated herein by reference in the registration statement on form S-8.

/s/ KPMG LLP

Seattle, Washington
April 17, 2002